Supplement – January 30, 2013 To the Prospectus and Statement of Additional Information (SAI) listed below, as supplemented

Fund	Document	Dated
Columbia Seligman Communications and Information Fund	Prospectus	October 1, 2012
	SAI	January 1, 2013

For the Prospectus

The following information has been added as the fourth paragraph under the section “More About Annual Fund Operating Expenses and Past Performance” in the More Information About the Fund section of the prospectus:

Effective January 1, 2013, Columbia Management Investment Distributors, Inc., the Fund’s distributor (the Distributor), has voluntarily agreed to waive the 0.75% distribution fee of the 12b-1 fees it receives from Class B shares of the Fund. Compensation paid to broker-dealers and other financial intermediaries may be suspended to the extent of the Distributor’s waiver of the 12b-1 fees on this specific share class of the Fund. This voluntary waiver may be revised or terminated at any time without notice to shareholders.

The rest of the section remains the same.

For the SAI

Footnote (b) following the table in the Plan and Agreement of Distribution section of the SAI has been superseded and replaced with the following:

(b)	Fee amounts noted apply to all funds other than Columbia Money Market Fund, which pays distribution fees of up to 0.75% and service fees of up to 0.10% for a combined total of 0.85%. Effective January 1, 2013, the Distributor has voluntarily agreed to waive the 0.75% 12b-1 fees it receives from Class B shares of Columbia Seligman Communications and Information Fund. Compensation paid to broker-dealers and other financial intermediaries may be suspended to the extent of the Distributor’s waiver of the 12b-1 fees for this class. This voluntary waiver may be revised or terminated at any time without notice to shareholders. Class B shares are closed to new and existing investors.

The rest of the section remains the same.

Shareholders should retain this Supplement for future reference.

SL-9907-5 A (1/13)